UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
January 24, 2014
Wal-Mart Stores, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-06991	71-0415188
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

702 S.W. 8th Street
Bentonville, Arkansas 72716
(Address of principal executive offices) (Zip code)
Registrant’s telephone number, including area code:
(479) 273-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) As previously reported on a Current Report on Form 8-K dated November 25, 2013, on November 19, 2013, C. Douglas McMillon was appointed as President and Chief Executive Officer of Wal-Mart Stores, Inc. (the “Company”), effective February 1, 2014. On January 24, 2014, the Compensation, Nominating and Governance Committee of the Company’s Board of Directors (the “CNGC”) approved the terms of Mr. McMillon’s compensation for the fiscal year ending January 31, 2015 (“fiscal 2015”). Mr. McMillon will receive an annual base salary of $1,200,000, subject to annual adjustment. Mr. McMillon will also continue to be eligible for an annual cash incentive under the Company's Management Incentive Plan (the "MIP"), based on performance criteria to be established by the CNGC. For fiscal 2015, Mr. McMillon’s target cash incentive payment under the MIP will be 320% of his base salary, with a maximum possible payout of 400% of his base salary.

Mr. McMillon will also continue to be eligible to receive an annual equity award, generally consisting of a combination of restricted stock and performance share units. As part of Mr. McMillon’s annual equity award, on January 24, 2014, the CNGC approved an annual award of 48,710 restricted shares of Company common stock, par value $0.10 per share ("Common Stock"), which will vest on the third anniversary of the date of grant, provided that Mr. McMillon continues to be employed by the Company through that vesting date. Also on January 24, 2014, as part of Mr. McMillon’s annual equity award, the CNGC approved an award of 146,130 performance share units, which provide the right to receive shares of Common Stock if certain performance goals to be established by the CNGC are achieved over a three-year performance period, provided also that Mr. McMillon remains employed by the Company over this three-year period. On January 24, 2014, Mr. McMillon also received two additional awards of performance share units in connection with his promotion. The first additional award of performance share units consisted of 60,486 performance share units and will vest on January 31, 2015, assuming certain performance goals to be established by the CNGC are achieved. The second additional award of performance share units consisted of 70,427 performance share units and will vest on January 31, 2016, assuming certain performance goals to be established by the CNGC are achieved.

Item 9.01 Financial Statements and Exhibits.
None.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: January 29, 2014

WAL-MART STORES, INC.

By:	/s/Gordon Y. Allison
Gordon Y. Allison
Vice President and General Counsel, Corporate

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